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[ASTON ASSET MANAGEMENT LOGO]

                                   Aston Funds

                      ASTON/RIVER ROAD SMALL CAP VALUE FUND

                               CLASS N & I SHARES

                        SUPPLEMENT DATED NOVEMBER 9, 2007
                  TO THE CLASS N PROSPECTUS DATED MARCH 1, 2007
                 AND THE CLASS I PROSPECTUS DATED MARCH 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH EACH PROSPECTUS.

     Effective immediately after net asset valuation on Friday, November 30, 2007, the ASTON/RIVER ROAD SMALL CAP VALUE FUND (the "Fund") will commence accepting additional investments from existing shareholders. Until further notice, the Fund will remain closed to new investors with the following exceptions:

          - Financial advisors who currently have clients invested in the Fund may open new accounts and add to such accounts where the Fund determines that such investments will not harm its investment process and where operationally feasible.

          - Participants in retirement plans which utilize the Fund as an investment option on November 30, 2007 may designate the Fund where operationally feasible.

          - Trustees of the Aston Funds and employees of Aston Asset Management, LLC (the Fund's investment adviser) and River Road Asset Management, LLC (the Fund's subadviser) and their family members may open new accounts and add to such accounts.


In addition, no investment above $5 million in an individual account is allowed. The Fund reserves the right to make additional exceptions or otherwise modify the foregoing opening policy at any time and to reject any investment for any reason.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH EACH PROSPECTUS FOR FUTURE REFERENCE.

           For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com